Exhibit 10.02

FIRST Amendment to PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “First Amendment”) is made and entered into as of May 27, 2022, by and between HOMESOURCE ACQUISITIONS, LLC, a Delaware limited liability company (“Buyer”) and MCLEAN SFR INVESTMENT, LLC, a Delaware limited liability company (“Seller”).

RECITALS

A.
Seller and Buyer entered into that certain Purchase and Sale Agreement having an Effective Date of May 10, 2022 (the “Agreement”), pursuant to which Seller agreed to sell and Buyer agreed to buy the “Property” (as defined in the Agreement).

B. Seller and Buyer desire to amend the Agreement in accordance with the terms and conditions set forth in this First Amendment.

AGREEMENT

NOW THEREFORE, in consideration of the promises, terms and conditions contained herein and such other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1. Defined Terms and Recitals. All capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Agreement. Seller and Buyer hereby agree that the recitals set forth above are true and correct and incorporated into this First Amendment.

2. Closing. The first sentence of Section 7 of the Agreement is deleted in its entirety and replaced with the following:

“The closing (the “Closing”) of the purchase and sale of each Property shall be on June 23, 2022 (the “Closing Date”), or such other time as Seller and Buyer may agree in writing.”

3. Title Review Period. The second sentence of Section 16 of the Agreement is deleted in its entirety and replaced with the following:

“Buyer has until June 3, 2022 to review the Title Evidence (the “Title Review Period”).”

4. Successors and Assigns. The terms of this First Amendment shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective legal representatives, successors and permitted assigns.

5. No Further Modifications. Except as set forth herein, the Agreement remains unmodified and in full force and effect. In the event of any inconsistency between the provisions of the Agreement and this First Amendment, the terms of this First Amendment shall control.

6. Counterparts; Authority. This First Amendment may be executed in counterparts, which when taken together shall constitute one and the same instrument. The parties contemplate that they may be executing counterparts of this First Amendment transmitted by email or other electronic means and agree and intend that a signature by email or other electronic means shall bind the party so signing with the same effect as though the signature were an original signature. The signatories hereto represent and warrant that they have full and complete authority to enter into this First Amendment and that the undersigned are duly authorized to execute this First Amendment and bind Buyer and Seller, respectively.

IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed as of the day and year first written above.

BUYER: HOMESOURCE ACQUISITIONS, LLC,

a Delaware limited liability company

By: _/s/ ADAM LEVINSON___________

Name: _Adam Levinson_________________

Title: _CIO___________________________

SELLER: MCLEAN SFR INVESTMENT, LLC,

a Delaware limited liability company

By: _/s/ RICHARD KONZMANN______

Name: _Richard Konzmann______________

Title: _Executive Vice President, Chief Financial

Officer & Treasurer

Amendment No. _1__ to Purchase and Sale Agreement

This Amendment No. _1__ amends the Purchase and Sale Agreement dated _5/10/22_________ by and between _McLean SFR Investment, LLC, a Delaware limited liability company_______ ("Seller")

and __HomeSource Acquisitions, LLC, a Delaware limited liability company________("Buyer")

concerning the real property described as:

_set forth in Schedule 1 and Exhibit A of the Purchase and Sale Agreement_____________________

Buyer and Seller hereby amend the Purchase and Sale Agreement as follows:

1. The following 2 properties shall be removed from Schedule 1 and Exhibit A of the Purchase and

Sale Agreement:

- XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX - $474,760.62

- XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX - $353,760.62

2. The Portfolio Purchase Price shall be $131,921,478.76

Except as amended by this Amendment No. _1_, all other terms and conditions of the Purchase and Sale Agreement and any prior Amendments shall remain unmodified and in full force and effect.

This Amendment No. _1_ may be executed in counterparts, each of which shall be deemed an original; and such counterparts when taken together shall constitute one and the same agreement. This Amendment No. _1_ may be executed and delivered by facsimile, electronic or reproductive means and any such execution and delivery will be binding upon the parties.

(DATE) __5/25/2022_______________ (BUYER) _/s/ Adam Levinson_______

(DATE) __________________________ (BUYER) ________________________

(DATE) __5/27/2022_______________ (SELLER) __/s/ Richard Konzmann____

(DATE) __________________________ (SELLER) ________________________